UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
Precipio, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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4 Science Park
New Haven, Connecticut 06511
April 29, 2021
Dear Stockholder:
You are cordially invited to attend our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2021, on Friday, June 18, 2021, at 4:00 p.m. Eastern time. You will be able to attend the meeting online and submit questions during the meeting by visiting the website listed above. You will also be able to vote your shares electronically at the Annual Meeting. The meeting will be held online only. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. Instructions regarding how to attend the meeting online and details concerning the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement which are a part of this invitation.
At the Annual Meeting, stockholders will be asked to vote on each of the six proposals set forth in the Notice of Annual Meeting of Stockholders and the proxy statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.
It is important that your shares are represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. Voting electronically, by telephone, or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting. Please review the instructions on each of your voting options described in the Proxy Statement.
If you have any questions concerning the Annual Meeting and you are the stockholder of record of your shares, please contact Precipio’s CEO Ilan Danieli at (203) 787-7888 ex. 536. If your shares are held by a broker or other nominee (that is, in “street name”), please contact your broker or other nominee for questions concerning the Annual Meeting.
Thank you for your continued support. We look forward to seeing those of you who will be able to attend the Annual Meeting.
Sincerely yours,
/S/ ILAN DANIELI
Ilan Danieli
Chief Executive Officer

4 Science Park
New Haven, Connecticut 06511
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held June 18, 2021
To the Stockholders of Precipio, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Precipio, Inc. (the “Company”) which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2021, on Friday, June 18, 2021, at 4:00 p.m. Eastern time. Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote online. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. The Annual Meeting is being held for the following purposes:
(1)	To elect Kathleen D. LaPorte and Ron A. Andrews as Class III directors for terms to expire in 2024 (“Proposal One”);
(2)	To hold an advisory (non-binding) vote to approve named executive compensation (“Proposal Two”);
(3)	To hold an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation (“Proposal Three”);
(4)
To approve an amendment to and restatement of the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”) to increase the number of shares authorized for issuance under the 2017 Plan by 925,000 shares (“Proposal Four – Amendment No 1 to the 2017 Plan”);

(5)
To approve an amendment to and restatement of the 2017 Plan to remove the limitation on the number of Stock Options or Stock Appreciation Rights (as such term is defined the 2017 Plan) that may be issued to any one individual grantee during any one calendar year (“Proposal Five - Amendment No 2 to the 2017 Plan”);

(6)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 (“Proposal Six”); and
(7)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on April 23, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 4:00 p.m. Eastern time on Friday, June 18, 2021. Online check-in will begin at 3:45 p.m. Eastern time, and you should allow approximately 15 minutes for the online check-in procedures.
The Company is pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials over the Internet. The Company is mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy materials and our Annual Report for the fiscal year ended December 31, 2020 on Form 10-K filed with the SEC on March 29, 2021 (“Annual Report”). The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our Annual Report. The Notice will be mailed on or about May 4, 2021 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows the Company to provide its stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Impact of Covid-19
Our business may have been disrupted and materially adversely affected by the recent outbreak of COVID-19. In December 2019, an outbreak of respiratory illness caused by a strain of novel coronavirus, COVID-19, began in China. As of March 2021, that outbreak has led to numerous confirmed cases worldwide, including in the United States. The outbreak and government measures taken in response have also had a significant impact, both direct and indirect, on businesses and commerce. Global health concerns, such as coronavirus, could also result in social, economic, and labor instability in the countries in which we or the third parties with whom we engage operate. The spread of COVID-19 has created a worldwide humanitarian and economic crisis. The events we are living through are in many ways unprecedented, with large-scale quarantines, border closings, school closings, and physical distancing. Governments and communities have been jolted into action to “flatten the curve.” As an organization we have accelerated our actions to protect employees, customers and suppliers.
The progression of the outbreak and its effects on our business and operations are uncertain. While we can only estimate the financial impacts to our business, based on current data, we have experienced business interruptions in certain urban markets that continue to range from 30% to 85%. With the understanding that it is extremely difficult to project the full and ongoing impact of state-by-state quarantine and shelter-in-place orders, we anticipate that such rules and restrictions on businesses will continue through 2021 and quite possibly beyond, in various degrees, as the country re-opens state by state, county by county and city by city. Returning to normalcy is conditioned on many factors surrounding the control and or eradication of COVID-19. The extent of the impact of the ongoing COVID-19 pandemic on the Company's operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, and impact on the Company's customers, employees and vendors, all of which are uncertain and cannot be predicted. These uncertainties could have a material adverse effect on our business, financial condition or results of operations. We have been actively monitoring the COVID-19 situation and its impact on the global economy and the Company. As the global pandemic evolves, we will continue to monitor the extent to which COVID-19 impacts our revenues, expenses and liquidity.
As such, we are unable to provide additional insight on the impact to our business at this time. Going forward, we expect that challenges to our business will continue. We have been and will continue to be prudent in managing through this economic crisis. Digital connectivity is now fundamental to the continuity of our business operations. We continually engage our employees and customers in keeping safe. We monitor adherence to governmental guidelines. We have employed remote work where possible. In this unchartered time, we recognize the need for frequent and transparent communication to all parties. As necessary, we will provide additional information related to this economic condition, including the impact to our future operating results due to downturns in global economies and financial markets.
By Order of the Board of Directors
/S/ ILAN DANIELI
Ilan Danieli, Chief Executive Officer
Connecticut
April 29, 2021
Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Precipio the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on Friday, June 18, 2021: This Proxy Statement, the accompanying form of proxy card and our Annual Report, including consolidated financial statements, are available on the Internet at http://precipiodx.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. The information contained on or that may be obtained from our website is not, and shall not be, deemed to be, a part of this Proxy Statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, and Compensation Committee of the Board of Directors may be accessed within the Investor Relations section of our website.

4 Science Park
New Haven, Connecticut 06511
PROXY STATEMENT
for
2021 ANNUAL MEETING OF STOCKHOLDERS
of
PRECIPIO, INC.
GENERAL INFORMATION
The Board of Directors (the “Board”) of Precipio, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PRPO2021, on Friday, June 18, 2021, at 4:00 p.m. Eastern time. Stockholders will be able to listen to and participate in the meeting live, submit questions, and vote online. Because the Annual Meeting is virtual and being conducted electronically, stockholders cannot attend the Annual Meeting in person. Only stockholders of record as of the close of business on April 23, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 4:00 p.m. Eastern time Friday, June 18, 2021. Online check-in will begin at 3:45 p.m. Eastern time, and you should allow approximately 15 minutes for the online check-in procedures.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about May 4, 2021 to our beneficial owners and stockholders of record who owned our common stock at the close of business on the Record Date.
Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.
This proxy statement has been prepared by the management of Precipio, Inc.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?
We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet.Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.
What Does it Mean if I Receive More than One Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
How does the Board recommend I vote on the proposals?
Our Board recommends that you vote “FOR” the matters noted under items 1 – 6.
Who Can Vote?
Stockholders who owned common stock at the close of business on April 23, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 18,133,063 shares of common stock outstanding and entitled to vote.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer, agent EQ Shareowner Services, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.
If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
Who May Attend the Annual Meeting?
Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.
How Many Votes Do I Have?
Each share of common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, EQ Shareowner Services, or you have stock certificates, you may vote:
•
By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	By Internet. www.proxyvote.com.
•
By Attending the Virtual Annual Meeting. This year’s Annual Meeting will be a completely virtual meeting of stockholders and will be webcast live over the internet. Please go to www.virtualshareholdermeeting.com/PRPO2021 for instructions on how to attend and participate in the Annual Meeting. If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
How Will my Shares be Voted if I Give No Specific Instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
•	“FOR” Proposal One—the election of the Board nominees as directors;
•	“FOR” Proposal Two—the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers, as set forth in this Proxy Statement;
•	“FOR” Proposal Three—the approval on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation;
•	“FOR” Proposal Four—Amendment No 1 to the 2017 Plan;
•	“FOR” Proposal Five—Amendment No 2 to the 2017 Plan; and
•	“FOR” Proposal Six—ratification of the selection of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2021.
This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Will My Shares Be Voted If I Do Not Return My Proxy Card?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market or Nasdaq) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of the Board nominees as directors), Proposal 2 (the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers), Proposal 3 (the approval on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation) and Proposals 4 and 5 (2017 Stock Option Plan Amendment No 1 and Amendment No.2) is considered a non-routine matter and Proposal 5 (ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 5 (the ratification of our independent public accountant) but does not have authority to vote your unvoted shares for Proposal 1 (election of the Board nominees as directors) Proposal 2 (the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers), Proposal 3 (the approval on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation) and Proposal 4 (2017 Stock Option Plan Amendment). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Election of Directors
The directors must be elected by a plurality vote. Our stockholders do not have the right to cumulate votes in the election of directors. If a stockholder votes to “abstain” with respect to this proposal, such stockholder’s shares will not be voted with respect to this proposal. Broker non-votes and withheld votes will not be counted as votes cast for this proposal and as such will have no impact on the outcome of this proposal.

Proposal 2: The approval on an advisory (non-binding) basis, of the compensation of our named executive officers
The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as set forth in this Proxy Statement. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposal 3: The approval on an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation
The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve, on an advisory basis, the frequency of future advisory votes on executive compensation, as set forth in this Proxy Statement. Abstentions will be counted as votes against this proposal. Broker non-votes will not be counted as votes cast for this proposal.

Proposals 4 and 5: 2017 Stock Option Plan Amendments
Approval of these proposals require the affirmative vote of a majority of the outstanding shares of our Common Stock present virtually in the meeting or by proxy at the Annual Meeting and entitled to vote thereon as of the Record Date. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on either of these proposals. For purposes of determining whether either of these proposals have passed, abstentions will have the effect of a vote AGAINST each proposal. Broker non-votes will have no effect on the proposals.

Proposal 6: Ratification of the Appointment of Marcum LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2021
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2021, the Audit Committee of the Board may reconsider its appointment.

How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.
What is a Broker Non-Vote?
If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.
What Constitutes a Quorum for the Annual Meeting?
The presence, virtually in the meeting or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting virtually in the meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Householding of Annual Disclosure Documents
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.
Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:
•	Stockholders whose shares are registered in their own name should contact our transfer agent, EQ Shareowner Services, 1110 Centre Pointe Curve Suite 101, Mendota Heights, MN 55120, Tel: 855-217-6361.

•
Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?
In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
When are stockholder proposals due for next year’s annual meeting?
At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.
Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the next annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above and must be received not later than March 30, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. We will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above (i) no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days’ notice of a meeting of stockholders is given to the stockholders, such notice must be made or delivered to our Secretary not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed; and (ii) in the case of a special meeting of stockholders, no later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.
The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days after the Annual Meeting.
What Interest Do Officers and Directors Have in Matters to Be Acted Upon?
Members of the Board of Directors and executive officers of the Company do not have any interest in any proposal that is not shared by all other stockholders of the Company except for Proposal 1.
Do I Have Dissenters’ Rights of Appraisal?
Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on June 18, 2021: The Notice of Annual Meeting of Stockholders, our Proxy Statement and our 2020 Annual Report are available at www.proxyvote.com.

The following documents are being made available to all stockholders entitled to notice of and to vote at the Annual Meeting:
1)	This proxy statement.
2)	The accompanying proxy.
3)	Our 2020 Annual Report.
The 2020 Annual Report includes our consolidated financial statements for the fiscal year ended December 31, 2020, but is not a part of this proxy statement. You can also find a copy of our 2020 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at http://precipiodx.com.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP BY
PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS
Beneficial Ownership of Common Stock
On the Record Date there were 18,133,063 issued and outstanding shares of our common stock.
The following table provides information known to the Company with respect to beneficial ownership of the Company’s common stock by its directors, by its named executive officers, by all of its current executive officers and directors as a group, and by each person the Company believes beneficially owns more than 5% of its outstanding common stock as of the Record Date. Percentage ownership calculations for beneficial ownership for each person or entity are based on 18,133,063 shares outstanding as of April 23, 2021. The number of shares beneficially owned by each person or group as of the Record Date includes shares of the Company’s common stock that such person or group had the right to acquire on or within 60 days after the Record Date, including, but not limited to, upon the exercise of options, warrants to purchase common stock or the conversion of securities into common stock. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Precipio, Inc., 4 Science Park, New Haven, CT 06511. Beneficial ownership information of persons other than our current executive officers and directors is based on available information including, but not limited to, Schedules 13D, 13F or 13G filed with the SEC or information supplied by these persons.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Executive Officers and Directors:
Ilan Danieli(1)	111,719	*
Carl R. Iberger(2)	54,630	*
Jeffrey Cossman, M.D.(3)	56,041	*
David S. Cohen(4)	925,087	5.1%
Richard Sandberg(5)	24,564	*
Douglas Fisher, M.D.(3)	34,291	*
Kathleen D. LaPorte(3)	33,564	*
Ron A. Andrews(3)	949	*
All executive officers and directors as a group (8 persons)(6)	1,240,845	6.7%
*	Represents beneficial ownership of less than 1% of the shares of Common Stock.
(1)
Consists of 11,314 shares of Common Stock owned by IDP Holdings, LLC. (Mr. Danieli is the sole member and manager of IDP Holdings, LLC.), 10,148 shares of Common Stock owned by Mr. Danieli and 90,257 shares of Common Stock issuable to Mr. Danieli upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(2)
Consists of 1,137 shares of Common Stock owned by Mr. Iberger and 53,493 shares of Common Stock issuable to Mr. Iberger upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(3)	Consists solely of shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.
(4)
Consists of (i) 802,232 shares of Common Stock; (ii) 88,564 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock that are exercisable or will become exercisable within 60 days of April 23, 2020; and (iii) 34,291 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date. Based on information provided to the Company by the stockholder and disclosed in a Schedule 13G filed on July 11, 2017. The business address for David S. Cohen is 299 Bishop Avenue, Bridgeport, Connecticut 06610.

(5)
Consists of 846 shares of Common Stock owned by Mr. Sandberg and 23,718 shares of Common Stock issuable to Mr. Sandberg upon the exercise of stock options that are exercisable or will become exercisable within 60 days after the Record Date.

(6)	Includes shares which may be acquired by executive officers and directors as a group within 60 days after the Record Date through the exercise of stock options or warrants.

PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors and Committees
Our Board consists of seven directors which are elected by the holders of our common stock. The Board is divided into three classes with directors in each class serving for a term of three years.
The term of office of the current Class I, Class II and Class III and the directors representing each class is set out below.
NAME	Term expiry	Class
Ilan Danieli	2022	I
David S. Cohen	2022	I
Douglas Fisher, M.D.	2023	II
Jeffrey Cossman, M.D.	2023	II
Richard Sandberg	2023	II
Kathleen D. LaPorte	2021	III
Ron A. Andrews	2021	III
The Board has nominated Kathleen D. LaPorte and Ron A. Andrews for election by the stockholders as the Class III directors to serve three-year terms expiring in 2024. Each of the nominated directors has expressed his intention to continue to serve on the Board if elected. There are no arrangements or understandings between each of the directors and any other person pursuant to which they were selected as nominees.
Our Amended and Restated Bylaws provide that directors are elected by a plurality vote. Therefore, our directors will be elected as if they are the nominees receiving the highest number of affirmative votes. This means that votes withheld and broker non-votes with respect to the election of the directors will have no effect on the election of such directors. If one of the directors is unable to serve as a director, the Board may nominate a substitute nominee. In that case, the Board will vote all valid proxies that voted in favor of the director that is unable to serve, for the election of the substitute nominee.
Certain biographical information regarding our director nominees and directors continuing in office after the Annual Meeting, including their ages is set forth below. In each individual’s biography we have highlighted specific experience, qualifications, and skills that have led the Board to conclude that such individual is a valued member of our Board. In addition to these specific attributes, all of our directors have significant expertise in one or more areas of importance to our business and have high-level managerial experience in relatively complex organizations or are accustomed to dealing with complex problems. We believe all of our directors are individuals of high character and integrity, are able to work well with others, and have sufficient time to devote to the affairs of our company.
Vote Required
The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR NOMINEES NAMED IN PROPOSAL ONE

INFORMATION ABOUT OUR BOARD OF DIRECTORS
BOARD COMPOSITION
Our Board of Directors is made up of seven individuals, each with a valuable core set of skills, talents and attributes that make them appropriate for our Company's Board as a whole. When searching for new Board candidates, the Nominating and Governance Committee considers the evolving needs of the Company's global business and searches for Board candidates that fill any current or anticipated future needs or gaps in skills, experience and overall Board composition.
Board Practices Support Thoughtful Board Composition
Board Composition to Support Company Strategy
The Board and the Nominating and Governance Committee regularly evaluate the size and composition of the Board to ensure appropriate alignment with the Company’s evolving business and strategic needs.
Policy on Board Diversity
The Board believes that it is essential that directors represent diverse perspectives, skills and experience. When evaluating the various qualifications, experiences and backgrounds of Board candidates, the Board reviews and discusses many aspects of diversity such as gender, race, national origin, education, professional experience, geographic representation and differences in viewpoints and skills. To the extent possible, director recruitment efforts include several of these factors and the Board strives to recruit candidates that enhance the Board's diversity.
Board Refreshment
The Board believes the fresh perspectives brought by new directors are critical to a forward-looking and strategic Board when appropriately balanced by the deep understanding of the Company’s business provided by longer-serving directors.
Director Succession Planning
The Nominating and Governance Committee reviews the short- and long-term strategies and interests of the Company to determine what current and future skills and experience are required of the Board in exercising its oversight function.
Our Board’s Qualifications
As determined by our Board and the Nominating and Governance Committee, all of our directors and director candidates possess the following qualifications:
Director Qualification	Description
Financial Literacy	Directors and candidates should be “financially literate” as such qualification is interpreted by the Board in its business judgment.

Leadership Experience
Directors and candidates should possess significant leadership experience, such as experience in business, finance/accounting, financial services regulation, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

Commitment to Our Values	Directors and candidates shall be committed to promoting our financial success and preserving and enhancing our business and ethical reputation, as embodied in our codes of conduct and ethics.

Absence of Conflicting Commitments	Directors and candidates should not have commitments that would conflict with the time requirement commitments of a director.

Director Qualification	Description
Reputation and Integrity
Directors and candidates shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

Knowledge and Experience	Directors and candidates should possess knowledge and experience that will complement that of other directors and promote the creation of stockholder value.
The process undertaken by the Nominating and Governance Committee in recommending qualified director candidates is described under “Nominating and Corporate Governance Committee” below. All of our directors bring significant executive leadership derived from their careers and professions. When considering whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company's business and structure, the Nominating and Governance Committee and the Board of Directors focuses primarily on the information discussed in each of the director's individual biographies described below.
NAME	AGE	Position	Board member since year
Ilan Danieli	49	Chief Executive Officer, Director	2017
David S. Cohen	62	Director, Member of the Nominating and Corporate Governance Committee	2017
Douglas Fisher, M.D.	45	Director, Chair of the Compensation Committee and Member of the Audit Committee	2017
Jeffrey Cossman, M.D.	74	Director, Chair of the Nominating and Corporate Governance Committee	2017
Kathleen D. LaPorte	59	Director, Chair of the Audit Committee	2018
Richard Sandberg	78	Chairman Director and Member of the Audit Committee	2019
Ron A. Andrews	60	Director Member of the Compensation Committee	2021
Ilan Danieli
Mr. Danieli, age 49, assumed the role of Chief Executive Officer and Director of the Company in June 2017. Prior to that, Mr. Danieli was the founder of Precipio Diagnostics LLC and was its Chief Executive Officer since 2011. With over 20 years managing small and medium-size companies, some of his previous experiences include Chief Operating Officer of Osiris, a publicly-traded company based in New York City with operations in the US, Canada, Europe and Asia; VP of Operations for Laurus Capital Management, a multi billion-dollar hedge fund; and various other entrepreneurial ventures. Mr. Danieli holds an MBA from the Darden School at the University of Virginia, and a BA in Economics from Bar-Ilan University in Israel. As founder and Chief Executive Officer of the Company since its inception in 2011, Mr. Danieli has developed a unique understanding of the market need. Mr. Danieli has assembled the Company’s management team and is closely familiar with the team’s skill sets and capabilities needed to execute on the Company’s vision. Furthermore, Mr. Danieli possesses both the operational, financial, sales and marketing background to contribute to the Company’s board decisions on strategy and execution.
David S. Cohen
Mr. Cohen, age 62, was appointed as director of the Company in November 2017. Mr. Cohen is the Chief Operating Officer and co-owner of Standard Oil of Connecticut, Inc. the largest independent petroleum retailing company in Connecticut. He founded several highly successful ventures, including: Standard Security Systems, a provider of electronic security services; ResCom Energy, a multi-state supplier of deregulated electricity; Moneo Technology Solutions, a provider of security and network infrastructure solutions; and My Gene Counsel, a cancer bioinformatics company. Mr. Cohen is also a highly experienced investor in numerous start-up and Early Stage businesses. He currently serves on the Boards of: Emme Controls, Foresite MSP, My Gene Counsel, The Platt & LaBonia Company, and Sirona Medical Technologies. Mr. Cohen holds a B.A. from Harvard College and an MBA from the Harvard Business School. Mr. Cohen brings to the Board a wealth of experience as a serial entrepreneur that has built several successful companies, as well as a strong investment track record. Mr. Cohen has been an Early-Stage investor in Precipio and brings his deep familiarity of the business to help guide management and the Board in its strategy.
Douglas Fisher, M.D.
Mr. Fisher, age 45, was appointed as director of the Company in September 2017. Dr. Fisher is currently an Executive in Residence at InterWest Partners LLC, a venture capital firm, where he has worked since March 2009. Dr. Fisher also works and serves as the Chief Business Officer at Sera Prognostics, Inc. since January 2015. Prior to joining InterWest, Dr. Fisher served as Vice President of New Leaf Venture Partners LLC, a private equity and venture capital firm, from January 2006 to March 2009. Prior to joining New Leaf, Dr. Fisher was a project leader with The Boston Consulting Group, Inc., a global management consulting firm, from November 2003 to February 2006. He currently serves on the board of Obalon Therapeutics, Inc., Gynesonics, Inc. Lycera Pharmaceuticals Corp and Indi Molecular, Inc., and previously served on the board of QuatRx Pharmaceuticals Company, Cardiac Dimensions, PMV Pharmaceuticals, Inc. and Sera Prognostics, Inc. Dr. Fisher holds an A.B. and a B.S. from Stanford University, an M.D. from the University of Pennsylvania School of Medicine and an MBA from The Wharton School of Business at the University of Pennsylvania. Dr. Fisher’s diverse background as both a physician, and an investor in biotech markets, is extremely beneficial to the Board in planning the Company’s strategic growth and how to approach and manage the financial markets.
Jeffrey Cossman, M.D.
Dr. Cossman, age 74, was appointed as director of the Company in September 2017. Dr. Cossman was a founder of and served as Chief Executive Officer and Chairman of the Board at United States Diagnostic Standards, Inc. from 2010 to 2014, and as a member of the Board of The Personalized Medicine Coalition from 2008 to 2014. Prior to that, he served as Chief Scientific Officer and as member of the Board of Directors of The Critical Path Institute, and as Medical Director of Gene Logic, Inc. He was Professor and Chairman of the Department of Pathology at Georgetown University Medical Center where he held the Oscar Benwood Hunter Chair of Pathology and he served as Senior Investigator in Hematopathology at the National Cancer Institute. From 2014, Mr. Cossman is serving as a medical advisor to Epigenomics AG. Dr. Cossman holds a B.S. from the University of Michigan and an M.D. from the University of Michigan Medical School. He is board-certified in pathology and trained in pathology and hematopathology at the University of Michigan, Stanford University and the National Institutes of Health. The Board believes that, as former chair of the department of pathology of Georgetown University, a premier academic institution, Dr. Cossman provides significant insight and guidance as to how the company should execute on its model. Furthermore, his experience in the molecular field is significant to the Company’s strategy.
Kathleen D. LaPorte
Ms. LaPorte, age 59, was appointed as a director of the Company in 2018. Ms. LaPorte is an executive and venture capital investor with 30 years’ experience building innovative life sciences companies. Ms. LaPorte served as general partner with Sprout Group from 1993 to2005. Ms. LaPorte was one of the founders of New Leaf Venture Partners in 2005 and stayed with New Leaf Venture Partners until 2011. She was a co-founder of Health Tech Capital, a group of healthcare technology focused private and corporate investors. Ms. LaPorte served as chief business officer and later as CEO of Nodality, an immuno-oncology diagnostics company during the years 2014 to 2016. In addition to the above, Ms. LaPorte served as a member of the audit committee of Affymax Inc during years 2002 to2013. She currently serves as Audit Committee Chair of Bolt Biotherapeutics, and on several private company boards. Ms. LaPorte has a B.S. in biology from Yale University and an MBA from Stanford University Graduate School of Business. Ms. LaPorte’s experience complements the diverse expertise of our board with relevant skills and network from her years of involvement within the diagnostic sphere
Richard Sandberg
Mr. Sandberg, age 78, was appointed as director of the Company in 2019. Mr. Sandberg is a seasoned executive with a substantial track record as an executive in and a director of emerging diagnostic companies like Precipio. Mr. Sandberg founded Dianon Systems, Inc., a leading anatomic pathology laboratory based in Stratford, CT and served at various times as Chairman, Chief Executive Officer and Chief Financial Officer. He subsequently served as Chairman and Chief Financial Officer of Lifecodes Corporation, a pioneer in DNA testing technology; Chief Financial Officer and Director of Matritech Inc., a publicly traded biotechnology company specializing in proteomic diagnostic products for the early detection of a variety of cancers; and as Chief Financial Officer of Critical Diagnostics, Inc., a company specializing in developing new diagnostic tests for cardiology. More recently, Mr. Sandberg served from 2008 to June of 2019 as Chairman of Oxford Immunotec Global PLC and as a Director from 2008 until its sale to Perkin Elmer in March, 2021. Mr. Sandberg currently serves as the Chairman and Chief Executive Officer of Resolys Bio, Inc, a privately held pharmaceutical company focused on treating chronic traumatic brain injury, a position has held since September 2017. He continues to serve as chairman, director and/or executive officer of multiple privately held healthcare companies in the United States and Europe, including Poplar Healthcare LLC, a large independent anatomic pathology in Memphis, Tennessee, which entered into a joint venture with the Company in March of 2020. Mr. Sandberg earned his bachelor’s degree in Business from Northwestern University and his Master of Business Administration from Harvard Business School. Mr. Sandberg brings substantial market, operational, and financial experience to the Board which can contribute to the Company’s board decisions on strategy and execution.
Ron A. Andrews
Mr. Andrews, age 60, was appointed a director of the Company in March 2021. Mr. Andrews joined the Board of Directors of Oncocyte Corporation as a board member in April 2018 and has served as the President and Chief Executive Officer since July 1, 2019. Mr. Andrews is the founder and former principal of the Bethesda Group, a consulting firm that advises companies in the molecular diagnostics and genomics fields. Prior to founding the Bethesda Group in 2015, Mr. Andrews served as President of the Genetic Sciences Division of Thermo Fisher Scientific from September 2013 to December 2014, and as the President of Medical Sciences Venture for Life Technologies from February 2012 to September 2013 when Life Technologies was acquired by Thermo Fisher. From 2004 to December 2010, Mr. Andrews was the Chief Executive Officer and Vice Chairman of the Board of Directors of Clarient, Inc., a cancer diagnostics company From December 2010 to February 2012, he served as CEO of GE Molecular Diagnostics after Clarient was acquired by GE Healthcare. Mr. Andrews also held management positions with companies in diagnostics and related medical fields, including Roche Molecular Diagnostics, Immucor, Inc. and Abbott Labs. Mr. Andrews also serves as a director of Oxford Immunotec. Mr. Andrews is also a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology. Mr. Andrews Graduated from Wofford College in 1981 with degrees in Biology and Chemistry. Mr. Andrews’ focus on democratizing important academic capabilities to empower community oncologists and pathologists with diagnostic tools that enable accurate, rapid delivery of important information allowing them to provide the best care for their patient is of significant value to the Company growing its products business.
Resignation of Directors
Effective March 1, 2021, Mr. Rimer resigned from the Board and the Company’s Audit Committee and Compensation Committee. The Board accepted that Mr. Rimer become an observer, and in such capacity, Mr. Rimer will attend, in a non-voting observer capacity, all meetings of the Board. On March 1, 2021, Mr. Andrews was appointed as a member of the Board and Compensation Committee to fill the Board vacancy left by Mr. Rimer’s resignation.
Code of Business Conduct and Ethics
On March 1, 2021, certain stylistic, technical and administrative amendments to the Company’s Code of Business Conduct and Ethics applicable to directors, officers and employees of the Company and its subsidiaries (including our principal executive officer, principal financial officer, principal accounting officer and controller) as approved by the Board, upon recommendation from the Governance and Nominating Committee, took effect. The Code of Business Conduct and Ethics is available in the Investor Relations section of our website at www.precipiodx.com. In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our website promptly following the adoption of any such amendment or waiver. The Code provides that any waivers of, or changes to, the Code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code includes updated procedures for non-executive officer employees to seek waivers of the Code.

Corporate Governance
Our Board has determined that having an independent director serve as the Chairperson of the Board is in the best interests of our stockholders. Our Chairperson of the Board is Mr. Richard Sandberg. We believe that this leadership structure enhances the accountability of our CEO to the Board and strengthens the Board’s independence from management. While both Mr. Sandberg and Mr. Danieli are actively engaged in significant matters affecting our Company, such as long-term strategy, we believe splitting these leadership positions enables Mr. Danieli to focus his efforts on running our business and managing our Company while permitting Mr. Sandberg to focus on the governance of our Company, including Board oversight.
Anti-Hedging Policy
We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in short sales of our securities, purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.
Director Attendance at Meetings
Our Board conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the fiscal year ended December 31, 2020, our Board held eight (8) meetings. All directors attended at least 75% of the meetings of our Board and of the committees of our Board on which they served during the fiscal year ended December 31, 2020. Our Board encourages all directors to attend our annual meetings of stockholders unless it is not reasonably practicable for a director to do so.
COMMITTEES OF OUR BOARD OF DIRECTORS
Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Audit Committee
We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our consolidated financial statements, monitoring the independence and performance of our independent registered public accounting firm, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.
The Audit Committee operates under a written charter which is available in the Investor Relations section of our website at www.precipiodx.com. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and Nasdaq’s listing standards.
Fiscal year 2020 activity
During fiscal year ended December 31, 2020, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. The Committee meets at least twice each quarter; once in connection with quarterly Board meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Committee:
•	Reviewed and discussed with management and the independent registered public accounting firm the Company’s consolidated financial statements and related periodic reports filed with the SEC;
•
Met in periodic executive sessions with each of management and the independent registered public accounting firm to discuss the results of the audit by the independent auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate; and

•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions
The current members of the Audit Committee are directors Ms. LaPorte, the Chairperson of the Audit Committee, Dr. Fisher and Mr. Sandberg, all of whom have been determined by the Board to be independent under the Nasdaq listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Ms. LaPorte, Dr. Fisher and Mr. Sandberg each qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes Oxley Act of 2002. The Audit Committee met eight (8) times during the fiscal year ended December 31, 2020 and did not take any actions by written consent.
Report of the Audit Committee
The Company’s management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of internal controls and processes for that purpose. Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm and they are responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020 with management of the Company and with representatives of Marcum. The Audit Committee's discussions with Marcum also included the matters required by Auditing Standard No. 1300, Auditor Communications, as adopted by the PCAOB. In addition, the Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence and has discussed with Marcum its independence from the Company and its management.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.
Kathleen D. LaPorte, Chairperson
Douglas Fisher, M.D.
Richard Sandberg
Compensation Committee
The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.
The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and compensation generally. The Compensation Committee considers the Company's long-standing culture, which emphasizes incremental continuous improvement and sustained long-term stockholder value creation and ensures that these factors are reflected in the design of the Company's compensations plans. Our compensation program is structured so that a considerable amount of our incentive-eligible employees' compensation is tied to the long-term health of the Company. We avoid the type of disproportionately large, annual incentives that could encourage employees to take risks that may not be in our stockholder's long-term interests and we weight our management's incentive compensation toward profitability and long-term performance decisions.
The Compensation Committee operates under a written charter which is available on our website at www.precipiodx.com. All members of the Compensation Committee must satisfy the independence requirements of Nasdasq which are applicable to compensation committee members. The members of the Compensation Committee are not and have never been officers or employees of the Company or any of its subsidiaries. No directors or executive officers of our Company serve on the compensation committee of another company of which a member of our Compensation Committee is an officer.
The Compensation Committee currently consists of directors Dr. Fisher and Mr. Andrews. Each of the Compensation Committee members has been determined by the Board to be independent under Nasdaq listing standards applicable to compensation committee members. The Compensation Committee met six (6) times in the fiscal year ended December 31, 2020 during each of the quarterly meetings and two (2) additional telephonic meetings.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.
The Nominating and Corporate Governance Committee has adopted a Director Nominees Consideration Policy, whereby Board candidates are identified primarily through suggestions made by directors, management and stockholders of the Company. We have implemented no material changes to the procedures by which stockholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee has reviewed its Director Nominee Consideration Policy and it does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating Committee, based on whether or not the candidate was recommended by a stockholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the stockholders of the Company.

The Nominating and Corporate Governance Committee operates under a written charter which is available on our website at www.precipiodx.com. No member of the Nominating and Corporate Governance Committee may be an employee of the Company and each member must satisfy the independence requirements of Nasdaq and the SEC.
The Nominating and Corporate Governance Committee currently consists of directors Dr. Cossman and Mr. Cohen each of whom has been determined by the Board to be independent under the Nasdaq listing standards. The Nominating and Corporate Governance Committee met four times in the fiscal year ended December 31, 2020 during each of the quarterly meetings and did not take any actions by written consent.
Oversight of Risk Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our stockholders’ interests in the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.
While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.
Communications with the Board of Directors
Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:
Precipio, Inc.
c/o Corporate Secretary
4 Science Park
New Haven, CT 06511
All stockholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.
Director Independence
Our Company is governed by our Board. Currently, each member of our Board, other than Ilan Danieli, our Chief Executive Officer, is an independent director and all standing committees of our Board are composed entirely of independent directors, in each case under Nasdaq’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, Nasdaq listing standards require our Board to consider certain factors, including but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The independent members of the Board are Ms. LaPorte, Mr. Jeffrey Cossman, M.D., Mr. Douglas Fisher, M.D., Mr. Ron A Andrews and Mr. Richard Sandberg.
Information Regarding Executive Officers
Our executive officers, their ages and their respective positions are as follows:
Ilan Danieli, Founder & Chief Executive Officer, age 49
Mr. Danieli’s biography is set forth above.
Carl R. Iberger, Chief Financial Officer, age 68
Mr. Iberger was named Chief Financial Officer in October 2016. From 1990 through 2015, Mr. Iberger held the positions of Chief Financial Officer and Executive Vice President at Dianon Systems, DigiTrace Care Services and SleepMed, Inc. Mr. Iberger has significant diagnostic healthcare experience in mergers and acquisitions, private equity transactions, public offerings and executive management in high growth environments. Mr. Iberger holds a Masters Degree in Finance from Hofstra University and a Bachelor of Science Degree in Accounting from the University of Connecticut.
Family Relationships
There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the Directors or Officers of our Company or any other person pursuant to which any Officer or Director was or is to be selected as an officer or director.
Involvement in Certain Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of our outstanding common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2020.
Related Person Transactions
Since January 1, 2019, the Company was a party to a transaction in which the amount involved exceeded or will exceed $120,000, and in which its director and holder of more than 5% of any class of our voting stock has a material interest. David S. Cohen, one of the Company’s directors, has participated as an investor in the transaction described below.
As disclosed in the Company’s Form 8-K filed on April 23, 2018 and amended on April 26, 2018, on April 20, 2018, the Company entered into a securities purchase agreement (the “2018 Note Agreement”) with certain investors (the “April 2018 Investors”), pursuant to which the Company would issue up to approximately (i) $3,296,703 in Senior Secured Convertible Promissory Notes with an interest rate of 8% per annum and an original issue discount of 9% (the “ Bridge Notes”) and (ii) warrants in an amount equal to the number of shares of common stock issuable upon conversion of the Bridge Notes based on the conversion price at the time of issuance (the “Convertible Debt Transaction”). Some of the warrants were issued with a one-year term and some with a five-year term. The initial closing of the Convertible Debt Transaction provided the Company with $1,660,000 of gross proceeds for the issuance of Bridge Notes with an aggregate principal of $1,824,176. On July 6, 2018, the stockholders of the Company approved, for purposes of complying with applicable Nasdaq Listing Rules, the potential issuance of more than 20% of the Company’s common stock in connection with the Convertible Debt Transaction. Following such approval, additional closings provided the Company with $1,340,000 of gross proceeds for the issuance of Bridge Notes with an aggregate principal of $1,374,426.
On September 20, 2018, immediately after the final drawdown of the Bridge Notes, the Company entered into an agreement with the April 2018 Investors whereby the exercise price of all warrants issued to the April 2018 Investors were amended from $11.25 to $7.50. On November 29, 2018, the Company entered into an amendment and restatement agreement (the “Amendment Agreement”) amending and restating the terms of the 2018 Note Agreement. The Amendment Agreement provided for the issuance of up to $1,318,681 of additional Bridge Notes together with applicable warrants, in one or more tranches, with substantially the same terms and conditions as the previously issued Bridge Notes and related warrants. The conversion price of the Bridge Notes was amended so that it shall be equal to the greater of $3.75 or $0.75 above the closing bid price of our common stock on the date prior to the original issue date. In the event the Bridge Notes are not paid in full prior to 180 days after the original issue date, the conversion price shall be equal to 80% of the lowest volume weighted average price in the 10 trading days prior to the date of the notice of conversion, but in no event below the floor price of $2.25. The Amendment Agreement was approved by the stockholders of the Company on December 20, 2019.

On April 16, 2019, the Company entered into an additional amendment and restatement agreement (“Amendment No.2 Agreement”) amending and restating the terms of the 2018 Note Agreement (as first amended pursuant to the Amendment Agreement”). The Amendment No. 2 Agreement provided the Company with approximately $0.9 million of gross proceeds for the issuance of Bridge Notes with an aggregate principal of $1.0 million (the “April 2019 Bridge Notes”) together with applicable warrants, with substantially the same terms and conditions as the previously issued Bridge Notes and related warrants. The 9% discount associated with the April 2019 Bridge Notes was approximately $0.1 million and was recorded as a debt discount. In connection with the April 2019 Bridge Note issuances, the Company issued to the investors 147,472 warrants to purchase shares of common stock of the Company with a five-year term and exercise price of $5.40 (the “April 2019 Warrants”). The conversion price of the April 2019 Bridge Notes shall be equal to the greater of $3.75 or $0.75 above the closing bid price of our common stock on the date prior to the original issue date. In the event the April 2019 Bridge Notes are not paid in full prior to 180 days after the original issue date, the conversion price shall be equal to 80% of the lowest volume weighted average price in the 10 trading days prior to the date of the notice of conversion, but in no event below the floor price of $2.25. Pursuant to the Amendment No.2 Agreement, previously issued warrants were amended such that the exercise price of such warrants was amended from $7.50 to $5.40 and any warrant that had a one-year term was amended to have a five-year term. The Company reviewed the amendments to the warrants and determined that they will be treated as a modification of an outstanding equity instrument at the time of the Amendment No.2 Agreement.
On May 14, 2019, the Company entered into a securities purchase agreement pursuant to which the Company was provided with $1.0 million of gross proceeds for the issuance of Bridge Notes with an aggregate principal of $1.1 million (the “May 2019 Bridge Notes”) together with applicable warrants, with substantially the same terms and conditions as the previously issued Bridge Notes and related warrants. The 9% discount associated with the May 2019 Bridge Notes was approximately $0.1 million and was recorded as a debt discount. In connection with the May 2019 Bridge Note issuances, the Company issued to the investors 154,343 warrants to purchase shares of common stock of the Company with a five year term and exercise price of $9.56 (the “May 2019 Warrants”). The conversion price of the May 2019 Bridge Notes is $7.12, provided that a) in the event the notes are not paid in full prior to 180 days after the original issue date or b) upon a registration statement (as defined in the purchase agreement) being declared effective, whichever occurs earlier, the conversion price shall be equal to 80% of the lowest volume weighted average price in the 10 trading days prior to the date of the notice of conversion, but in no event below the floor price of $2.25.
The April 2019 Bridge Notes, April 2019 Warrants, May 2019 Bridge Notes and May 2019 Warrants were issued to the April 2018 Investors and David S. Cohen, who is a Company director. Prior to entering into the Convertible Debt Transaction, Mr. Cohen provided proper notice to the Company in compliance with the Company’s Related Party Transaction Policy and the Company’s Board reviewed and approved Mr. Cohen’s participation after determining that the issuance and sale of the April 2019 Bridge Notes, April 2019 Warrants, May 2019 Bridge Notes and May 2019 Warrants to Mr. Cohen was fair to and in the best interests of the Company.
As disclosed in the Company’s Form 10-K filed on March 27, 2020, the Company entered into an amendment agreement with certain investors (the “March 2020 Amendment”) on March 26, 2020, amending the terms of the Amendment No. 2 Agreement and the securities purchase agreement dated May 14, 2019. The March 2020 Amendment is attached as Annex A to this Proxy Statement and is incorporated by reference hereto. As a result of the March 2020 Amendment, (i) the maturity date of each of the April 2019 Bridge Notes and each of the May 2019 Bridge Notes was extended by three months from April 16, 2020 to July 16, 2020, (ii) the floor price at which conversions may occur under the April 2019 Bridge Notes and the May 2019 Bridge Notes was amended from $2.25 to $0.40, and (iii) guaranteed interest on the April 2019 Bridge Notes and the May 2019 Bridge Notes was amended from twelve months to eighteen months.
On March 25, 2020, the Board approved the March 2020 Amendment in order to enable the holders of the April 2019 Bridge Notes and May 2019 Bridge Notes to convert such notes into shares of the Company’s common stock, which in turn allows the Company to retain capital to be allocated to working capital, growing the Company’s sales force and business development team, as well as product development. As of the Record Date there no April 2019 Bridge Notes or May 2019 Bridge Notes outstanding.
On April 16, 2019, Mr. Cohen invested $100,000 in return for $109,890 of April 2019 Bridge Notes together with 16,386 warrants to purchase shares of common stock of the Company and on May 14, 2019, Mr. Cohen invested $200,000 in return for $219,780 of May 2019 Bridge Notes together with 30,869 warrants to purchase shares of common stock of the Company. As of the Record Date, the bridge notes issued to Mr. Cohen during 2019, plus interest, have been converted by Mr. Cohen into 692,092 shares of common stock of the Company and none of the warrants issued to Mr. Cohen during 2019 have been exercised. Mr. Cohen’s total beneficial ownership information, as of the Record Date, is discussed in the beneficial ownership table on page 8.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth compensation awarded to, paid to or earned by our “named executive officers” for services rendered during fiscal years ended December 31, 2020 and 2019.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ilan Danieli,(3) Chief Executive Officer	2020	261,218	60,000	117,600	13,674	452,492
	2019	250,000	—	34,000	13,556	297,556
Carl R. Iberger,(4) Chief Financial Officer	2020	216,025	75,000	129,360	11,551	431,936
	2019	200,000	—	34,000	10,671	244,674
Ahmed Zaki Sabet,(5) Chief Operations Officer	2020	139,904	15,000	64,760	13,890	233,554
	2019	150,000	10,000	34,000	13,758	207,758
Ayman A. Mohamed,(6) VP R&D	2020	162,548	15,000	70,720	14,558	262,826
	2019	150,000	10,000	34,000	13,804	207,804
(1)
The amounts in this column reflect the aggregate grant date fair value of the stock option awards granted during the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized by the named executive officer. The fair value calculation of options granted during 2020 used the following assumptions: risk free interest rates of 0.40% to 1.68% based on the U.S. Treasury yield in effect at the time of grant; expected life of six years; and volatility of 138% to 141% based on historical volatility of the Company’s common stock over a time that is consistent with the expected life of the option. For 2020 option grants, the assumptions we used to calculate fair value are included in Note 13 to our audited financial statements for fiscal year ended December 31, 2020, included in our annual report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 29, 2021. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(2)	Represents health insurance premiums paid by the Company.
(3)
Mr. Danieli was appointed our Chief Executive Officer effective as of June 29, 2017. Prior to that, Mr. Danieli was the Chief Executive Officer of Precipio Diagnostics, Inc. since November 2011. An employment agreement with Mr. Danieli was executed by the Company and Mr. Danieli on August 7, 2018.

(4)
Mr. Iberger was appointed our Chief Financial Officer effective June 29, 2017. Prior to that, Mr. Iberger was the Chief Financial Officer of Precipio Diagnostics, Inc. since October 1, 2016. An employment agreement with Mr. Iberger was executed by the Company and Mr. Iberger on August 7, 2018

(5)
Mr. Sabet was appointed our Chief Operations Officer effective June 29, 2017. Prior to that, Mr. Sabet was the Chief Operations Officer of Precipio Diagnostics, Inc. since November 2011. An employment agreement with Mr. Sabet was executed by the Company and Mr. Sabet on August 7, 2018.

(6)
Mr. Mohamed was appointed our VP R&D effective June 29, 2017. Prior to that, Mr. Mohamed was the Chief Technology Officer of Precipio Diagnostics, Inc. since November 2011. An employment agreement with Mr. Mohamed was executed by the Company and Mr. Mohamed on August 7, 2018.

2020 Grants of Option Plan-Based Awards to Executives
The following table sets forth certain information with respect to grants of plan-based awards in fiscal year ended December 31, 2020 to our named executive officers. The stock option awards granted in fiscal year ended December 31, 2020 were granted under the Company’s 2017 Stock Option and Incentive Plan, as amended (the “2017 Plan”). During the fiscal year ended December 31, 2020, no other equity awards were granted to our named executive officers. See the notes below the table for details on option vesting schedules.
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Price of Option Awards ($/sh)(1)	Grant Date Fair Value of Option Awards ($)(2)
Ilan Danieli Stock options(3)
	1/16/2020	60,000	2.14	117,600

Carl R. Iberger Stock options(3)
	1/16/2020	66,000	2.14	129,360

Ahmed Zaki Sabet Stock options(3)
	1/16/2020	30,000	2.14	58,800
	7/2/2020	5,000	1.30	5,960

Ayman A. Mohamed Stock options(3)
	1/16/2020	30,000	2.14	58,800
	7/2/2020	10,000	1.30	11,920
(1)	The exercise price of the stock awards represents the fair market value of our common stock on the date of grant as defined in the 2017 Plan.
(2)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. The fair value calculation of options granted during the fiscal year ended December 31, 2020 used the following assumptions: risk free interest rates of 0.40% to 1.68% based on the U.S. Treasury yield in effect at the time of grant; expected life of six years; and volatility of 138% to 141% based on historical volatility of the Company’s common stock over a time that is consistent with the expected life of the option. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(3)
The award vests over a four-year period. Twenty-five percent (25%) of the options vest on the first anniversary of the grant and thereafter the reminder shall vest by 36 equal monthly installments and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Outstanding Equity Awards at Fiscal 2020 Year-End
The following table provides certain information concerning outstanding option awards held by our named executive officers as of December 31, 2020.
		Stock Option Awards(1)
Name	Option Award Grant Date	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Ilan Danieli	9/26/2017	3,612	833	28.05	9/26/2027
	2/16/2018	47,223	19,444	10.65	2/16/2028
	3/18/2019	7,292	9,375	2.25	3/18/2029
	1/16/2020	—	60,000	2.14	1/16/2030

Carl Iberger	9/26/2017	3,612	833	28.05	9/26/2027
	2/16/2018	14,167	5,833	10.65	2/16/2028
	3/18/2019	7,292	9,375	2.25	3/18/2029
	1/16/2020	—	66,000	2.14	1/16/2030

Ahmed Zaki Sabet	2/16/2018	12,987	5,347	10.65	2/16/2028
	3/18/2019	7,292	9,375	2.25	3/18/2029
	1/16/2020	—	30,000	2.14	1/16/2030
	7/2/2020	—	5,000	1.30	7/2/2030

Ayman A. Mohamed	2/16/2018	12,987	5,347	10.65	2/16/2028
	3/18/2019	7,292	9,375	2.25	3/18/2029
	1/16/2020	—	30,000	2.14	1/16/2030
	7/2/2020	—	10,000	1.30	7/2/2030
(1)
The award vests over a four year period. Twenty-five percent (25%) of the options vest on the first anniversary of the grant and thereafter the reminder shall vest by 36 equal monthly installments and so long as the executive officer remains an employee of the Company or a Subsidiary on such dates.

Fiscal Year 2020 Option Exercises and Stock Vested
No stock options were exercised by any of our named executive officers during the fiscal year ended December 31, 2020.
Agreements with Our Named Executive Officers
The Company has entered into employment agreements with each of Mr. Danieli, Mr. Iberger, Mr. Sabet, and Mr. Mohamed.
Employment Agreement with Mr. Ilan Danieli
On August 7, 2018, the Company entered into a revised employment agreement with Ilan Danieli, effective as of that date (the “Danieli Employment Agreement”), in connection with his existing role as Chief Executive Officer of the Company. Pursuant to the Danieli Employment Agreement, Mr. Danieli will receive an annual salary in the amount of $250,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.
Mr. Danieli is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board or a majority of the independent members of the Board. In addition, Mr. Danieli shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Danieli Employment Agreement), Mr. Danieli shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Danieli Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Danieli (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Danieli Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Danieli without cause or Mr. Danieli terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Danieli shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.
The description of the Danieli Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which was attached as Exhibit 10.1(a) to the Current Report on Form 8-K filed by the Company on August 9, 2018.
On August 26, 2020, following the recommendation of the Compensation Committee of the Board, the Board approved an adjustment to the base salary of Mr. Danieli, effective August 1, 2020, whereby his base salary was increased by $50,000 to a new annual base salary of $300,000.
Employment Agreement with Mr. Carl Iberger
On August 7, 2018, the Company entered into a revised employment agreement with Carl Iberger, effective as of that date (the “Iberger Employment Agreement”), in connection with his existing role as Chief Financial Officer of the Company. Pursuant to the Iberger Employment Agreement, Mr. Iberger will receive an annual salary in the amount of $200,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.
Mr. Iberger is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board. In addition, Mr. Iberger shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.
In the event of termination without cause or for good reason (as such terms are defined in the Iberger Employment Agreement), Mr. Iberger shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Iberger Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Iberger (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Iberger Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Iberger without cause or Mr. Iberger terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Iberger shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Iberger Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(b) to the Current Report on Form 8-K filed by the Company on August 9, 2018.
On August 26, 2020, following the recommendation of the Compensation Committee of the Board, the Board approved an adjustment to the base salary of Mr. Iberger, effective August 1, 2020 whereby his base salary was increased by $50,000 to a new annual base salary of $250,000.
Employment Agreement with Mr. Ahmed Zaki Sabet
On August 7, 2018, the Company entered into a revised employment agreement with Ahmed Zaki Sabet, effective as of that date (the “Sabet Employment Agreement”), in connection with his existing role as Chief Operations Officer of the Company. Pursuant to the Sabet Employment Agreement, Mr. Sabet will receive an annual salary in the amount of $150,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.
Mr. Sabet is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Sabet shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.
In the event of termination without cause or for good reason (as such terms are defined in the Sabet Employment Agreement), Mr. Sabet shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Sabet Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Sabet (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Sabet Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Sabet without cause or Mr. Sabet terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Sabet shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.
The description of the Sabet Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.1(c) to the Current Report on Form 8-K filed by the Company on August 9, 2018.
Employment Agreement with Mr. Ayman Mohamed
On August 7, 2018, the Company entered into a revised employment agreement with Ayman Mohamed, effective as of that date (the “Mohamed Employment Agreement”), in connection with his existing role as VP R&D of the Company. Pursuant to the Mohamed Employment Agreement, Mr. Mohamed will receive an annual salary in the amount of $150,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.
Mr. Mohamed is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Mohamed shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Mohamed Employment Agreement), Mr. Mohamed shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Mohamed Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.
Upon death or termination of employment by virtue of disability, Mr. Mohamed (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.
If a sale event occurs (as defined in the Mohamed Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Mohamed without cause or Mr. Mohamed terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Mohamed shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.
The description of the Mohamed Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.1(e) to the Current Report on Form 8-K filed by the Company on August 9, 2018.
Effective January 1, 2020, Mr. Mohamed’s base salary was increased by $25,000 to a new annual base salary of $175,000.
Compensation Risk Analysis
We have reviewed our material compensation policies and practices for all employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on us. While risk-taking is a necessary part of growing a business, our compensation philosophy is focused on aligning compensation with the long-term interests of our stockholders as opposed to rewarding short-term management decisions that could pose long-term risks.

DIRECTOR COMPENSATION
It is our Board’s general policy that compensation for independent directors should be a mix of cash and equity-based compensation. As part of a director’s total compensation, and to create a direct linkage between corporate performance and stockholder interests, our Board believes that a meaningful portion of a director’s compensation should be provided in, or otherwise based on, the value of appreciation in our common stock.
Our Board has the authority to approve all compensation payable to our directors, although our Compensation Committee is responsible for making recommendations to our Board regarding this compensation. Additionally, our Chief Executive Officer may also make recommendations or assist our Compensation Committee in making recommendations regarding director compensation. Our Board and Compensation Committee annually review our director compensation.
Cash Compensation
Directors who are also our employees are not separately compensated for serving on the Board other than reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors are paid an annual retainer of $30,000 and receive reimbursement for out-of-pocket expenses related to attendance at Board and committee meetings. Independent directors serving as Chairman of the Board receive an additional annual retainer of $15,000. Independent directors serving as members on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receive an additional annual retainer of $7,000, $5,000 and $4,000, respectively. The chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional annual retainer of $10,000, $8,000 and $7,000, respectively.
In the fiscal year ended December 31, 2020, the directors were granted non-qualified options to purchase shares of our common stock.
Director Summary Compensation Table
The following table provides information regarding our compensation for non-employee directors during the fiscal year ended December 31, 2020. Directors who are our employees did not receive compensation for serving on the Board or its committees in the fiscal year ended December 31, 2020.
Name	Fees Earned or Paid in Cash ($)(5)	Option Awards ($) (1)(4)	All Other Compensation ($)	Total ($)
David S. Cohen	34,000	19,468	—	53,468
Douglas Fisher	55,333	19,468	—	74,801
Mark Rimer(2)	42,000	19,468	—	61,468
Jeffrey Cossman	37,000	45,394	—	82,394
Kathleen D. LaPorte	40,000	19,468	—	59,468
Richard Sandberg	34,667	16,190	—	50,857
Ron A. Andrews(3)	—	—	—	—
(1)
The amount in this column reflects the aggregate grant date fair value of each stock award granted in accordance with ASC 718, excluding the effect of estimated forfeitures. The amounts shown may not correspond to the actual value that may be recognized. The fair value calculation of options granted during the fiscal year ended December 31, 2020 used the following assumptions: risk free interest rates of 0.40% to 1.68%, based on the U.S. Treasury yield in effect at the time of grant; expected life of six years; and volatility of 138% to 141% based on historical volatility of the Company’s common stock over a time that is consistent with the expected life of the option. Our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options on the date the options are exercised.

(2)	Mr. Rimer resigned from the Board effective March 1, 2021.
(3)	Mr. Andrews was elected a director of the Company on March 1, 2021.

(4)	The aggregate outstanding options for each non-employee director as of December 31, 2020 are:
Name	Aggregate Options Outstanding (#)
David S. Cohen	24,207
Douglas Fisher	24,207
Mark Rimer	24,207
Jeffrey Cossman	45,957
Kathleen D. LaPorte	23,740
Richard Sandberg	15,990
Ron A. Andrews	—
(5)	Includes the following amounts for being chairman of the board or a chairperson of a committee; Mr. Fisher $23,000; Mr. Cossman $7,000; and Ms. LaPorte $10,000
Equity Compensation Plan Information
The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2020.
	(a)	(b)	(c)
PLAN CATEGORY	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	822,992(1)	$4.46	90,682(2)
Equity compensation plans not approved by security holders	—	—	—
Total	822,992	$4.46	90,682
(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2006 Plan and 2017 Plan.
(2)	All shares of our common stock available for future issuance are from our 2017 Plan.

PROPOSAL TWO
CONDUCT AN ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s “Named Executive Officers,” as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board of Directors, or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.
Our compensation policies are designed to align our key executives’ compensation with both our business objectives and the interests of our stockholders. We also seek to provide compensation policies that attract, motivate and retain key executives who are critical to our success. A significant portion of the compensation we provide to our key executives is directly related to our financial performance and stockholder value.
We recommend that our stockholders review the application of our compensation philosophy and the elements of compensation provided to each named executive officer as reflected in the discussion and tables included in the “Executive Compensation” section of this Proxy Statement below.
We believe our executive compensation policies are designed appropriately and are functioning as intended to produce long-term value for our stockholders. Accordingly, we are asking our stockholders to approve the overall application of our compensation policies to our named executive officers through this advisory vote. The vote on this resolution is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.
For the reasons stated above, the Board recommends that our stockholders vote “for” the following advisory resolution at our Annual Meeting:
“ RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for the 2021 Annual Meeting of Stockholders of the Company pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, compensation tables and related narrative discussion, is hereby APPROVED on an advisory, non-binding basis.”
The affirmative vote of a majority of the voting power present in person or represented by proxy held by the holders of our common stock at the Annual Meeting is required to approve this advisory resolution. Because this proposal is advisory, the results of the vote on this proposal will not be binding on our Board, Compensation Committee or our management. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, however, the Compensation Committee will evaluate whether any actions are necessary in the future to address those concerns.
Vote Required
The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the Annual Meeting is required to approval this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO.

PROPOSAL THREE
ADVISORY VOTE ON FREQUENCY OF
FUTURE NAMED EXECUTIVE OFFICER COMPENSATION VOTES
This Proposal Three allows our stockholders the opportunity to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers (i.e., the “say-on-pay” vote), such as Proposal Two included on the prior section of this Proxy statement. By voting on this Proposal Three, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every year, every two years, or every three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.
Our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for our Company, and therefore our Board of Directors recommends that you vote for a three-year interval as the frequency for future advisory votes on executive compensation.
We believe that the structure of executive compensation arrangements should be in place for a number of years between stockholder advisory votes, in order to allow the Board of Directors and stockholders time to evaluate the effectiveness of those arrangements. A vote every three years will also allow stockholders to better judge our executive compensation program with respect to our long-term performance.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting when you indicate your preference in response to the resolution set forth below. While this vote is advisory, and not binding on the Board of Directors, the Board of Directors will carefully consider the outcome of the vote in determining the frequency of future advisory votes on named executive officer compensation.
Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal Three:
“ RESOLVED, that the stockholders of the Company vote in favor of a non-binding, advisory vote to hold the say-on-pay vote at an annual meeting of stockholders every three years.”
Vote Required
The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the Annual Meeting is required to approval this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.
Recommendation of the Board of Directors
THE BOARD RECCOMENDS A VOTE “FOR” THE RESOLUTION PURSUANT TO PROPOSAL THREE.

PROPOSAL FOUR
TO AMEND AND RESTATE THE 2017 STOCK OPTION AND INCENTIVE PLAN
AMENDMENT NO. 1
and PROPOSAL FIVE
TO AMEND AND RESTATE THE 2017 STOCK OPTION AND INCENTIVE PLAN
AMENDMENT NO. 2
Overview
The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On April 23, 2021 the Board of Directors approved a resolution to amend the Company's Amended and Restated 2017 Stock Option and Incentive Plan (the “ 2017 Plan”), subject to shareholders approval, to make the following amendments:
(a)	Amendment No. 1. To increase the authorized number of shares authorized for issuance under the 2017 Plan by 925,000 shares; and
(b)
Amendment No. 2. To remove the limitation on the number of Stock Options or Stock Appreciation Rights (as such term is defined the 2017 Plan) that may be issued to any one individual grantee during any one calendar year.

This amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and consultants and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee.
Summary of Material Features
The following summary of the material features of the Plan is qualified in its entirety by reference to the complete text of the Plan which is filed as Exhibit 10.12 to the Company's Annual Report.
•
As of the Record Date, the 2017 Plan has cumulatively reserved for issuance approximately 1.8 million shares since it became effective on June 5, 2017, or approximately 10% of the current Common Stock outstanding;

•
Shares of Common Stock that are forfeited, cancelled, held back upon the exercise or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) under the 2017 Plan are added back to the shares of Common Stock available for issuance under the 2017 Plan. Shares of Common Stock reacquired by the Company on the open market will not be added to the reserved pool under the 2017 Plan;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, cash-based awards, performance share awards and dividend equivalent rights is permitted under the 2017 Plan;

•
No dividends or dividend equivalents may be paid on full value awards (restricted stock, restricted stock units and performance share awards) subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria;

•	The value of all equity awards made under the 2017 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed $500,000;
•	Any material amendment to the 2017 Plan is subject to approval by our stockholders;
•	The term of the 2017 Plan will expire on the tenth anniversary of the date on which our stockholders approved the 2017 Plan; and

•
Each January 1, the number of shares of Common Stock reserved and available for issuance under the 2017 Plan will be cumulatively increased by 5% of the number of shares of Common Stock outstanding on the immediately preceding December 31 or such lesser number of shares of Common Stock determined by the Administrator (as defined in the 2017 Plan).

Based solely on the closing price of our Common Stock as reported by The NASDAQ Capital Market on April 23, 2021 and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase described herein (but not the effect of the annual “evergreen” increases), the maximum aggregate market value of the Common Stock that could potentially be issued under the 2017 Plan is approximately $2.6 million.
The 2017 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”), which has the authority to set the number, exercise price, term and vesting provisions of the awards granted under the Plan, subject to the terms thereof. Either incentive or non-qualified stock options may be granted to employees of the Company, but only non-qualified stock options may be granted to non-employee directors and advisors. However, in either case, the Plan requires that stock options must be granted at exercise prices not less than the fair market value of the common stock on the date of the grant. Options issued under the plan vest over periods as determined by the Committee and expire 10 years after the date the option was granted.
Rationale for the amendments to the 2017 Plan
The 2017 Plan is critical to our ongoing effort to build stockholder value. Our equity incentive program is broad-based and equity incentive awards are, and we expect will be going forward, an important component of our executive and non-executive employees’ compensation.
The Board believes that increasing the number of shares available for issuance under the 2017 Plan by 925,000 shares and the removal of the limitation on the number of shares that may be issued to an individual, is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2017 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2017 Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2017 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee.
The request to increase the current available share reserve of the 2017 Plan by 925,000, if approved by the shareholders, will make available a total of 1,359,423 shares for grant or approximately 7% of the outstanding Common Stock of the Company.
Summary of the 2017 Plan
The following is a summary of the material terms and conditions of the 2017 Plan, as proposed to be amended, and is qualified in its entirety by the full text of the 2017 Plan that is attached hereto as Annex B.
Plan Administration. The 2017 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2017 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.
Eligibility. Persons eligible to participate in the 2017 Plan are those full or part-time officers, employees, non-employee directors and consultants of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 63 individuals are currently eligible to participate in the 2017 Plan, which includes two officers, 55 employees who are not officers, and six non-employee directors.
Stock Options. The 2017 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2017 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option is determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant. Fair market value for this purpose is the last reported sale price of the shares of Common Stock on The NASDAQ Capital Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.
The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2017 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are not subject to restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the Common Stock on the date of grant. The maximum term of a stock appreciation right is ten years.
Restricted Stock. The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service to us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service to the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Unrestricted Stock Awards. The Compensation Committee may also grant shares of Common Stock which are free from any restrictions under the 2017 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant, which entitle the recipient to receive shares of Common Stock upon the achievement of certain performance goals and such other conditions as the Compensation Committee shall determine.
Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights granted as a component of another award subject to performance vesting may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2017 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions. The 2017 Plan provides that upon the effectiveness of a “sale event” as defined in the 2017 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Stock Dividends, Stock Splits, Etc. The 2017 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2017 Plan, to certain limits in the 2017 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding. Participants in the 2017 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.
Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2017 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of The NASDAQ Capital Market, any amendments that materially change the terms of the 2017 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2017 Plan qualifies as performance-based compensation under Section 162(m) of the Code. The Compensation Committee is authorized to exercise discretion to reduce the exercise price of outstanding stock options and stock appreciation rights or effect the repricing of such awards through cancellation and re-grants.
Effective Date of 2017 Plan. The Board of Directors originally adopted the 2017 Plan on December 13, 2016, and the 2017 Plan became originally effective on June 5, 2017, the date it was approved by stockholders. The 2017 Plan, as amended and restated, was adopted by the Board of Directors on December 17, 2017. Awards of incentive options may be granted under the 2017 Plan until December 17, 2027. No other awards may be granted under the 2017 Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits
Because the grant of awards under the 2017 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2017 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2017 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during the fiscal year ended December 31, 2020: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees and consultants who are not executive officers, as a group.
	Option Awards
Name	Weighted Average Exercise Price Per Share	Number of Shares
Ilan Danieli, Chief Executive Officer and Director	$2.14	60,000
Carl Iberger, Chief Financial Officer	$2.14	66,000
All current executive officers, as a group	$2.05	246,000
All current directors who are not executive officers, as a group	$1.73	88,000
All current employees and consultants who are not executive officers, as a group	$2.16	99,550
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2017 Plan. It does not describe all federal tax consequences under the 2017 Plan, nor does it describe state or local tax consequences.
Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2017 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2017 Plan is structured to allow certain awards to qualify as performance-based compensation.
Required Vote
A quorum being present, the approval of the 2017 Plan Amendment Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person or by proxy at the Special Meeting and entitled to vote thereon as of the Record Date. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on the proposal.
Recommendation of the Board of Directors
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL FOUR and THE BOARD RECOMMENDS A
VOTE “FOR” PROPOSAL FIVE.

PROPOSAL SIX
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board recommends that stockholders vote for the ratification of such appointment. In the event of a negative vote on such ratification, the Board and Audit Committee will reconsider the selection, though a change will not necessarily be made. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.
Independent Registered Public Accounting Firm
On July 9, 2017 the Audit Committee, acting on behalf of the Board, appointed Marcum as the Company’s independent registered public accounting firm.
We expect a representative of Marcum to be present in person or by telephone at the Annual Meeting and available to respond to appropriate questions. Marcum will also have the opportunity to make a statement if they desire to do so.
The following table shows information about fees that were billed or were expected to be billed by Marcum for the fiscal years ended December 31, 2019 and 2020:
2019
Audit fees	$278,335
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$278,335
2020
Audit fees	$303,233
Audit-related fees	—
Tax fees	—
All other fees	—
Total fees	$303,233
Audit Fees. Audit fees consist of services rendered for the audit of our consolidated financial statements.
Audit-Related Fees. Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under Audit Fees.
Tax Fees. Tax services consist primarily of planning, advice and compliance, or return preparation, for U.S. federal, state and local, as well as international jurisdictions.
All Other Fees. None.
Pre-Approval of Audit and Non-Audit Services
Under the Audit Committee Charter, the Audit Committee is required to pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm and its member firms. All services provided by our independent registered public accounting firm in the fiscal year ended December 31, 2020 were pre-approved by the Audit Committee.

Assessment
The Audit Committee assessed Marcum’s performance as independent registered public accounting firm during the fiscal year ended December 31, 2020. The Committee assessed the performance of Marcum’s lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:
•	The quality and candor of Marcum’s communications with the Audit Committee and management;
•	How effectively Marcum maintained its independence and employed its independent judgment, objectivity, and professional approach;
•	The depth and expertise of the Marcum’s audit team; and
•	Marcum’s tenure as the Company’s independent registered public accounting firm and safeguards in place to maintain its independence.
As a result of its evaluation, the Audit Committee concluded that the selection of Marcum as the independent registered public accounting firm our fiscal year ending December 31, 2021 is in the best interest of the Company and its stockholders.
Vote Required
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum as the Company’s independent public accountant for the fiscal year ending December 31, 2021, the Audit Committee may reconsider its appointment.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL SIX.

SOLICITATION OF PROXIES
This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by the Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the recommendations of the Board of Directors. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.
OTHER MATTERS
As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.
By Order of the Board of Directors of
Precipio, Inc.

Sincerely,

/s/ Ilan Danieli
Ilan Danieli
President and Chief Executive Officer
New Haven, Connecticut

April 29, 2021

Annex A
AMENDMENT NO. 1
TO
8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTES
This Amendment No. 1 to 8% Senior Secured Convertible Promissory Notes (this “Amendment”), dated as of March   , 2020 (the “Effective Date”), is entered into by and between Precipio, Inc., a Delaware corporation, (the “Company”), having its principal place of business at 4 Science Park, New Haven, CT 06511, (the “Company”), and [NAME OF NOTEHOLDER] (the “Holder”).
RECITALS
WHEREAS, the Company issued to the Holder that certain 8% Senior Secured Convertible Promissory Notes set out in Schedule A to this Amendment (the “Original Notes”);
WHEREAS, Section 10(f) of the Original Notes provides that the Original Notes and any provision therein may be amended by the written consent of the Company and the Holder; and
WHEREAS, the Company and the Holder desire to amend certain terms of the Original Notes.
NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:
AGREEMENT
1.	Capitalized Terms. Except as may be expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Original Notes.
2.	Amendments to the Original Notes:
a.	The Parties desire to extend the due date of the Original Notes with a due date April 16, 2020 by three (3) months thereby the Original Notes will become due on July 16, 2020.
b.	The Parties desire to amend the definition of “Floor Price” and as such the definition shall hereby be amended and read as follows: “Floor Price means $0.40 per share”.
c.
Section 2 (Interest) of the Original Notes shall be amended to read “ The Company shall pay interest to the Holder on the aggregate principal amount of this Note at the rate of 8% per annum, with eighteen (18) months of interest guaranteed, which amount shall be payable in full regardless of how long the this Note remains outstanding.

3.
Conforming Changes. All provisions in the Original Notes and any amendments, attachments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.

4.	Representations and Warranties. The Company hereby represents and warrants as follows:
a.
The Representations and Warranties made in the securities purchase agreement dated April 20, 2018 (as amended from time to time) and the securities purchase agreement dated May 14, 2020 (jointly the “Purchase Agreements”) pursuant to which Purchase Agreements the Original Notes have been issued to the Holder were true and correct as of the date made and are also true on and as of the date hereof and with the same force and effect as it made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

b.	No Default or Event of Default has occurred and is continuing.
c.
Authority, Etc. The execution and delivery by the Company of this Amendment and the Company’s performance of this Amendment (i) are within the Company’s powers, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) do not contravene, or constitute a default under, any provision of any Applicable Law, the Charter Documents of the Company and/or any agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

d.
Enforceability of Obligations. This Amendment has been duly executed and delivered by the Company. This Amendment and the Original Notes as amended constitutes the valid and legally binding agreement of the Company, in each case enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

e.	The holding period of the Original Notes for purposes of Rule 144 remains unchanged and unaffected by this Amendment
f.
The Company shall publicly disclose the substance of this Amendment no later than the Company’s filing of its annual report on form 10-K which is expected to be filed on or about March 27th 2020. None disclosure pursuant this item (f) shall render this Amendment null and void.

5.
Full Force and Effect. The Original Notes is not amended hereby and shall remain in full force and effect, except as otherwise set forth in this Amendment. The parties hereby ratify and confirm the terms and conditions of the Original Notes, as supplemented and amended by this Amendment.

6.
Applicable law. The substantive laws of the applicable state, as well as terms regarding forum and jurisdiction, as originally provided in the Original Notes shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

7.
Counterparts. This Amendment may be executed in counterparts (including by means of facsimile or electronic transmission), each of which shall be deemed an original but all of which, when taken together, will constitute one and the same agreement.

Signature page follows

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to the 8% Senior Secured Convertible Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.
PRECIPIO, INC.

By:
Name: Ilan Danieli
Title: CEO
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR HOLDER FOLLOWS]

HOLDER SIGNATURE PAGE
IN WITNESS WHEREOF, the undersigned have caused the Amendment No.1 to the 8% Senior Secured Convertible Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Investor:

Signature of Authorized Signatory of Holder

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Investor:

Schedule A

8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE DATED APRIL 16, 2019
Holder	Amount

8% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE DATED MAY 14, 2019
Holder	Amount

EXHIBITS
Exhibit A	Form of Officer’s Certificate
Exhibit B	Form of Resolutions of Board of Directors of the Company
Exhibit C	Form of Secretary’s Certificate
Exhibit D	Form of Letter to Transfer Agent

EXHIBIT A
FORM OF OFFICER’S CERTIFICATE
This Officer’s Certificate (“Certificate”) is being delivered pursuant to Section 8(e) of that certain Purchase Agreement dated as of March 26, 2020, (“Purchase Agreement”), by and between PRECIPIO, INC., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.
The undersigned,     ,      of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:
1.	I am the of the Company and make the statements contained in this Certificate;
2.
The representations and warranties of the Company are true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 of the Purchase Agreement, in which case, such representations and warranties are true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date);

3.
The Company has performed, satisfied and complied in all material respects with covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date.

4.
The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

IN WITNESS WHEREOF, I have hereunder signed my name on this    day of     .

Name: Title:
The undersigned as Secretary of PRECIPIO, INC., a Delaware corporation, hereby certifies that     is the duly elected, appointed, qualified and acting     of     and that the signature appearing above is his genuine signature.

Secretary

EXHIBIT B
FORM OF COMPANY RESOLUTIONS
FOR SIGNING PURCHASE AGREEMENT
UNANIMOUS WRITTEN CONSENT OF
PRECIPIO, INC.
In accordance with the corporate laws of the state of Delaware, the undersigned, being all of the directors of PRECIPIO, INC., a Delaware corporation (the “Corporation”) do hereby consent to and adopt the following resolutions as the action of the Board of Directors for and on behalf of the Corporation and hereby direct that this Consent be filed with the minutes of the proceedings of the Board of Directors:
WHEREAS, there has been presented to the Board of Directors of the Corporation a draft of the Purchase Agreement (the “Purchase Agreement”) by and between the Corporation and Lincoln Park Capital Fund, LLC (“Lincoln Park”), providing for the purchase by Lincoln Park of up to Ten Million Dollars ($10,000,000) of the Corporation’s common stock, $0.01 par value per share (the “Common Stock”); and
WHEREAS, after careful consideration of the Purchase Agreement, the documents incident thereto and other factors deemed relevant by the Board of Directors, the Board of Directors has determined that it is advisable and in the best interests of the Corporation to engage in the transactions contemplated by the Purchase Agreement, including, but not limited to, the issuance of 250,000 shares of Common Stock to Lincoln Park as a commitment fee (the “Commitment Shares”) and the sale of shares of Common Stock to Lincoln Park up to the available amount under the Purchase Agreement (the “Purchase Shares”).
Transaction Documents
NOW, THEREFORE, BE IT RESOLVED, that the transactions described in the Purchase Agreement are hereby approved and                   (the “Authorized Officers”) are severally authorized to execute and deliver the Purchase Agreement, and any other agreements or documents contemplated thereby including, without limitation, a registration rights agreement (the “Registration Rights Agreement”) providing for the registration of the shares of the Company’s Common Stock issuable in respect of the Purchase Agreement on behalf of the Corporation, with such amendments, changes, additions and deletions as the Authorized Officers may deem to be appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and
FURTHER RESOLVED, that the terms and provisions of the Registration Rights Agreement by and among the Corporation and Lincoln Park are hereby approved and the Authorized Officers are authorized to execute and deliver the Registration Rights Agreement (pursuant to the terms of the Purchase Agreement), with such amendments, changes, additions and deletions as the Authorized Officer may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and
FURTHER RESOLVED, that the terms and provisions of the forms of Irrevocable Transfer Agent Instructions and Notice of Effectiveness of Registration Statement (collectively, the “Instructions”) are hereby approved and the Authorized Officers are authorized to execute and deliver the Instructions on behalf of the Company in accordance with the Purchase Agreement, with such amendments, changes, additions and deletions as the Authorized Officers may deem appropriate and approve on behalf of, the Corporation, such approval to be conclusively evidenced by the signature of an Authorized Officer thereon; and
Execution of Purchase Agreement
FURTHER RESOLVED, that the Corporation be and it hereby is authorized to execute the Purchase Agreement providing for the purchase of up to Ten Million Dollars ($10,000,000) of the Corporation’s common stock; and
Issuance of Common Stock
FURTHER RESOLVED, that the Corporation is hereby authorized to issue to Lincoln Park Capital Fund, LLC, 250,000 shares of Common Stock as Commitment Shares and that upon issuance of the Commitment Shares pursuant to the Purchase Agreement the Commitment Shares shall be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and

FURTHER RESOLVED, that the Corporation is hereby authorized to issue shares of Common Stock upon the purchase of Purchase Shares up to the Available Amount under the Purchase Agreement in accordance with the terms of the Purchase Agreement and that, upon issuance of the Purchase Shares pursuant to the Purchase Agreement, the Purchase Shares will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof; and
FURTHER RESOLVED, that the Corporation shall initially reserve 40,000,000 shares of Common Stock for issuance as Purchase Shares under the Purchase Agreement.
Approval of Actions
FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers are, and each of them hereby is, authorized and directed to proceed on behalf of the Corporation and to take all such steps as deemed necessary or appropriate, with the advice and assistance of counsel, to cause the Corporation to consummate the agreements referred to herein and to perform its obligations under such agreements; and
FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of and in the name of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, amendments, documents, certificates, reports, schedules, applications, notices, letters and undertakings and to incur and pay all such fees and expenses as in their judgment shall be necessary, proper or desirable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and that all actions heretofore taken by any officer or director of the Corporation in connection with the transactions contemplated by the agreements described herein are hereby approved, ratified and confirmed in all respects.
IN WITNESS WHEREOF, the Board of Directors has executed and delivered this Consent effective as of      , 2020.

being all of the directors of PRECIPIO, INC.

EXHIBIT C
FORM OF SECRETARY’S CERTIFICATE
This Secretary’s Certificate (“Certificate”) is being delivered pursuant to Section 8(k) of that certain Purchase Agreement dated as of March 26, 2020 (“Purchase Agreement”), by and between PRECIPIO, INC., a Delaware corporation (the “Company”) and LINCOLN PARK CAPITAL FUND, LLC (the “Investor”), pursuant to which the Company may sell to the Investor up to Ten Million Dollars ($10,000,000) of the Company's Common Stock, $0.01 par value per share (the “Common Stock”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.
The undersigned,      , Secretary of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:
1.  I am the Secretary of the Company and make the statements contained in this Secretary’s Certificate.
2.  Attached hereto as Exhibit A and Exhibit B are true, correct and complete copies of the Company’s bylaws (“Bylaws”) and Certificate of Incorporation (“Charter”), in each case, as amended through the date hereof, and no action has been taken by the Company, its directors, officers or stockholders, in contemplation of the filing of any further amendment relating to or affecting the Bylaws or Charter.
3.  Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company on      , at which a quorum was present and acting throughout. Such resolutions have not been amended, modified or rescinded and remain in full force and effect and such resolutions are the only resolutions adopted by the Company’s Board of Directors, or any committee thereof, or the stockholders of the Company relating to or affecting (i) the entering into and performance of the Purchase Agreement, or the issuance, offering and sale of the Purchase Shares and the Commitment Shares and (ii) and the performance of the Company of its obligation under the Transaction Documents as contemplated therein.
4.  As of the date hereof, the authorized, issued and reserved capital stock of the Company is as set forth on Exhibit D hereto.
IN WITNESS WHEREOF, I have hereunder signed my name on this    day of        .

Secretary
The undersigned as       of PRECIPIO, INC., a Delaware corporation, hereby certifies that        is the duly elected, appointed, qualified and acting Secretary of      , and that the signature appearing above is his genuine signature.

EXHIBIT D
FORM OF LETTER TO THE TRANSFER AGENT FOR THE ISSUANCE OF THE COMMITMENT SHARES AT SIGNING OF THE PURCHASE AGREEMENT
[COMPANY LETTERHEAD]
[DATE]
[TRANSFER AGENT]

Re: Issuance of Common Stock to Lincoln Park Capital Fund, LLC
Dear       ,
On behalf of PRECIPIO, INC., (the “Company”), you are hereby instructed to issue as soon as possible a book-entry statement representing an aggregate of 250,000 shares of our common stock in the name of Lincoln Park Capital Fund, LLC. The book-entry statement should be dated March 26, 2020. The book-entry statement should bear the following restrictive legend:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.
The book-entry statement should be sent as soon as possible via overnight mail to the following address:
Lincoln Park Capital Fund, LLC
440 North Wells, Suite 410
Chicago, IL 60654
Attention: Josh Scheinfeld/Jonathan Cope
Thank you very much for your help. Please call me at         if you have any questions or need anything further.
PRECIPIO, INC.

BY:
[name]
[title]

Annex B
PRECIPIO, INC.

AMENDED AND RESTATED 2017 STOCK OPTION AND INCENTIVE PLAN
SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Precipio, Inc. Amended and Restated 2017 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Precipio, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.
“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year.
“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.
“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.
“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES
AND DETERMINE AWARDS
(a) Administration of Plan. The Plan shall be administered by the Administrator.
(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number of shares of Stock to be covered by any Award;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);
(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,359,423 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(c), plus on January 1, 2021 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by five percent (5%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”) or such lesser number of shares determined by the Administrator. The shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $500,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION 4. ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.
SECTION 5. STOCK OPTIONS
(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:
(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6. STOCK APPRECIATION RIGHTS
(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7. RESTRICTED STOCK AWARDS
(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.
(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8. RESTRICTED STOCK UNITS
(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9. UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10. CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. PERFORMANCE SHARE AWARDS
(a) Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.
(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).
(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
(a) Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.
(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.
(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.
(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 250,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.
SECTION 13. DIVIDEND EQUIVALENT RIGHTS
(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the

Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 14. TRANSFERABILITY OF AWARDS
(a) Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b) Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING
(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.
SECTION 16. SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 17. TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a) Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.
(b) For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 18. AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19. STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 20. GENERAL PROVISIONS
(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 21. EFFECTIVE DATE OF PLAN
This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22. GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS:	April 27, 2020

DATE APPROVED BY STOCKHOLDERS:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/17/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PRPO2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/17/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PRECIPIO, INC.
4 SCIENCE PARK
NEW HAVEN, CT 06511

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the following as Class III Directors for terms to expire in 2024	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Kathleen D. LaPorte 02) Ron A. Andrews

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To hold an advisory (non-binding) vote to approve named executive compensation;	▢	▢	▢

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3. To hold an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation;	▢	▢	▢	▢

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Proxy Statement are available at www.proxyvote.com

PRECIPIO, INC.
Annual Meeting of Stockholders
June 18, 2021 4:00 PM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ilan Danieli and Carl Iberger, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/ Preferred) stock of PRECIPIO, INC. that the stockholders is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 PM, Eastern Time on June 18, 2021, live via the Internet - please visit www.virtualshareholdermeeting.com/PRPO2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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